SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C.  20549

                               FORM 8-K/A-2

                              CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


    Date of report (Date of earliest event reported):  November 2, 2004


                          TRYCERA FINANCIAL, INC.
            (Exact Name of Registrant as Specified in Charter)


     NEVADA                        000-30872            33-0910363
(State or Other Jurisdiction      (Commission         (IRS Employer
of Incorporation)                 File Number)        Identification No.)


170 Newport Center Drive, Suite 210, Newport Beach, CA       92660
(Address of Principal Executive Offices)                   (Zip Code)

Registrant's telephone number, including area code:  (949) 273-4300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 9.01 Financial Statements and Exhibits

     (b)  Pro Forma Financial Information.

     Revised pro forma financial information required by this item in connection with the acquisition of Signature Credit Corporation is included with this filing.

                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Trycera Financial, Inc.

Date:  February 25, 2005                By /s/ Matthew S. Kerper
                                           Matthew S. Kerper, President

                          Trycera Financial, Inc.
                  (Formerly Whitelight Techologies, Inc.)

                                 PROFORMA
                           FINANCIAL STATEMENTS

                             December 31, 2003

                          Trycera Financial, Inc.
                 (Formerly Whitelight Technologies, Inc.)
                          Proforma Balance Sheet
                             December 31, 2003

                                                Trycera                                                Proforma
                                             Financial, Inc.  Signature     Proforma Adjustments     December 31,
                                              (Registrant)   Credit Corp.     DR            CR           2003
                                             --------------  -----------  ----------    ----------   ------------
                                              (unaudited)                                            (unaudited)

                                  Assets

Current Assets

  Cash                                         $     -       $   21,125                    (21,125){a}$      -
  Interest Receivable                                 360          -                                          360
  Note Receivable - Related Party                   1,200          -                                        1,200
  Inventory                                          -            2,214                                     2,214
                                                ---------     ---------                                ----------
     Total Current Assets                           1,560        23,339                                     3,774
                                                ---------     ---------                                ----------
     Equipment, Net                                  -            9,593                                     9,593
                                                ---------     ---------                                ----------
Other Assets
     Goodwill                                        -             -         115,193 {a}                  115,193
                                                ---------     ---------                                ----------
     Total Assets                              $    1,560    $   32,932                               $   128,560
                                                =========     =========                                ==========

                   Liabilities and Stockholders' Equity

Current Liabilities
  Accounts Payable                             $   11,323    $     -                                  $    11,323
  Accrued Expenses                                   -            7,178      (7,178){a}                      -
  Interest Payable                                  7,004          -                                        7,004
  Unearned Revenue                                   -           73,254     (73,254){a}                      -
  Note Payable                                       -             -                       100,000 {a}    100,000
  Note Payable - Related Party                     23,906        38,916     (38,916){a}                    23,906
                                                ---------     ---------                                ----------
     Total Current Liabilities                     42,233       119,348                                   142,233
                                                ---------     ---------                                ----------
Stockholders' Equity
  Common Stock, Authorized 100,000,000 Shares,
   $.001 Par Value, 1,250,000 Shares
   Issued and Outstanding                           1,100                                      150 {a}      1,250
  Common Stock, Authorized 10,000 Shares,
   $1.00 Par Value, 2,000 Shares
   Issued and Outstanding                                         2,000       (2,000){a}                     -
  Additional Paid in Capital                        9,900          -                        26,850 {a}     36,750
  Deficit Accumulated in the Development Stage    (51,673)      (88,416)                    88,416 {a}    (51,673)
                                                ---------     ---------                                ----------
     Total Stockholders Equity                    (40,673)      (86,416)                                  (13,673)
                                                ---------     ---------                                ----------
     Total Liabilities and Stockholders Equity $    1,560    $   32,932                               $   128,560
                                                =========     =========                                ==========

{a} The adjustments to the financial statements is a result of the asset acquisition by Trycera Financial, Inc. (Registrant) of the assets of Signature Credit Corp. The following journal entries reflect this asset acquisition:

          Accrued Expenses                   7,178
          Unearned Revenue                  73,254
          Notes Payable - Related Party     38,916
          Common Stock - SCC                 2,000
          Goodwill                         115,193
               Cash                                  21,125
               Accumulated Deficit - SCC             88,416
               Common Stock - Trycera                   150
               Additional Paid-in-Capital            26,850
               Notes Payable                        100,000

Pursuant to the "Asset Purchase Agreement" filed by the Registrant on form 8K on November 8, 2004, the Company agreed to pay to Signature Credit Corporation cash of $90,000 with an additional $10,000 in cash due on the 61st day after executing the agreement. The Company also agreed to issue 150,000 shares of common stock valued at $27,000. The total consideration given for the asset purchase was $127,000. A reconciliation of the total consideration given and the assets received is as follows:

               Note Payable                                100,000
               Stock issued                                 27,000
               Assets received:
                  Inventory                                 (2,214)
                  Fixed assets, net                         (9,593)
                                                         ---------
     Total consideration over value of assets acquired  $  115,193
                                                         =========

     The entry that recorded the acquisition of the assets is as follows:

          Inventory                          2,214
          Fixed Assets, net                  9,593
          Goodwill                         115,193
               Common Stock - Trycera                   150
               Additional Paid-in-Capital            26,850
               Note Payable                         100,000

Also, as part of the agreement, the Company did not assume any liabilities of Signature Credit Corporation, nor did they acquire the outstanding shares of Signature. As reflected in the journal entry above, the liabilities, stock and accumulated deficit of SCC has been eliminated from the proforma financial statements.

                          Trycera Financial, Inc.
                 (Formerly Whitelight Technologies, Inc.)
                     Proforma Statement of Operations
               For January 1, 2003 through December 31, 2003

                                      Trycera                                                Proforma
                                   Financial, Inc.  Signature     Proforma Adjustments     December 31,
                                    (Registrant)   Credit Corp.     DR            CR           2003
                                   --------------  -----------  ----------    ----------   ------------
                                    (unaudited)    (unaudited)                             (unaudited)
Revenues                             $     -       $  522,203                               $   522,203

Cost of Sales                              -          455,746                                   455,746
                                      ---------     ---------                                ----------
Gross Profit (Loss)                        -           66,457                                    66,457
                                      ---------     ---------                                ----------
Operating Expenses
  Depreciation Expense                     -            3,554                                     3,554
  Salaries & Wages                         -           49,936                                    49,936
  Professional Fees                        -            5,438                                     5,438
  General & Administrative               10,602        63,302                                    73,904
                                      ---------     ---------                                ----------
Total Operating Expenses                (10,602)     (122,230)                                  132,832
                                      ---------     ---------                                ----------
  Income (Loss) from Operations         (10,602)      (55,773)                                  (66,375)

Other Income (Expense)                   (2,270)         (600)                                   (2,870)
                                      ---------     ---------                                ----------
Income (Loss) Before Income Taxes       (12,872)      (56,373)                                  (69,245)

Income Tax Expense                         -             -                                         -
                                      ---------     ---------                                ----------
Net Income (Loss)                    $  (12,872)   $  (56,373)                              $   (69,245)
                                      =========     =========                                ==========

                          Trycera Financial, Inc.
                 (Formerly Whitelight Technologies, Inc.)
           Notes to Pro Forma Consolidated Financial Statements
                             December 31, 2003


NOTE 1 - Summary of Transaction

     On November 2, 2004, the Company entered into an Asset Purchase Agreement with Signature Credit Corporation (Signature). Pursuant to the agreement, the Company is to pay cash of $90,000 with an additional $10,000 in cash due on the 61st day after executing the agreement and issued 150,000 shares of common stock valued at $27,000.

NOTE 2 - Management Assumptions

     The pro forma balance sheet and statements of operations assumes that the entities were together at the beginning of the period ended December 31, 2003.

     The pro forma balance sheet assumes the issuance of 150,000 shares of common stock, the execution of a note payable for the $100,000 cash payment due and the acquisition of inventory and fixed assets.

     The proforma statement of operations assumes that the assets acquired generated the revenues and expenses of Signature; therefore, the Company's revenues and expenses have been combined with Signature's at the beginning of the period ended December 31, 2003.

NOTE 3 - Purchase Price Allocation

     The purchase price allocation assumes the 150,000 shares of stock valued at $0.75 per share, thus totaling $112,500 in stock. In addition to the stock in the transaction, Mr. Margolin was paid $85,000 in cash, while Mr. Lee was paid $5,000 in cash. A remaining $10,000 in cash was paid to an account for future disbursement 61 days after the agreement. The total purchase consideration amounted to $212,500. The assets of the purchase have been allocated accordingly: $24,775 in office equipment and supplies, $5,000 for the five domain names that Signature conducted business under, $75,000 for the acquisition of the Signet Software System, $7,725 of Accounts Receivable, and $100,000 as goodwill.

                          Trycera Financial, Inc.
                 (Formerly Whitelight Technologies, Inc.)

                                 PROFORMA
                           FINANCIAL STATEMENTS

                            September 30, 2004

                          Trycera Financial, Inc.
                 (Formerly Whitelight Technologies, Inc.)
                          Proforma Balance Sheet
                             December 31, 2003

                                                Trycera                                                Proforma
                                             Financial, Inc.  Signature     Proforma Adjustments     December 31,
                                              (Registrant)   Credit Corp.     DR            CR           2003
                                             --------------  -----------  ----------    ----------   ------------
                                              (unaudited)                                            (unaudited)

                                  Assets

Current Assets

  Cash                                         $     -       $   21,125                    (21,125){a}$      -
  Interest Receivable                                 360          -                                          360
  Note Receivable - Related Party                   1,200          -                                        1,200
  Inventory                                          -            2,214                                     2,214
                                                ---------     ---------                                ----------
     Total Current Assets                           1,560        23,339                                     3,774
                                                ---------     ---------                                ----------
     Equipment, Net                                  -            9,593                                     9,593
                                                ---------     ---------                                ----------
Other Assets
     Goodwill                                        -             -         115,193 {a}                  115,193
                                                ---------     ---------                                ----------
     Total Assets                              $    1,560    $   32,932                               $   128,560
                                                =========     =========                                ==========

                   Liabilities and Stockholders' Equity

Current Liabilities
  Accounts Payable                             $   11,323    $     -                                  $    11,323
  Accrued Expenses                                   -            7,178      (7,178){a}                      -
  Interest Payable                                  7,004          -                                        7,004
  Unearned Revenue                                   -           73,254     (73,254){a}                      -
  Note Payable                                       -             -                       100,000 {a}    100,000
  Note Payable - Related Party                     23,906        38,916     (38,916){a}                    23,906
                                                ---------     ---------                                ----------
     Total Current Liabilities                     42,233       119,348                                   142,233
                                                ---------     ---------                                ----------
Stockholders' Equity
  Common Stock, Authorized 100,000,000 Shares,
   $.001 Par Value, 1,250,000 Shares
   Issued and Outstanding                           1,100                                      150 {a}      1,250
  Common Stock, Authorized 10,000 Shares,
   $1.00 Par Value, 2,000 Shares
   Issued and Outstanding                                         2,000       (2,000){a}                     -
  Additional Paid in Capital                        9,900          -                        26,850 {a}     36,750
  Deficit Accumulated in the Development Stage    (51,673)      (88,416)                    88,416 {a}    (51,673)
                                                ---------     ---------                                ----------
     Total Stockholders Equity                    (40,673)      (86,416)                                  (13,673)
                                                ---------     ---------                                ----------
     Total Liabilities and Stockholders Equity $    1,560    $   32,932                               $   128,560
                                                =========     =========                                ==========

{a} The adjustments to the financial statements is a result of the asset acquisition by Trycera Financial, Inc. (Registrant) of the assets of Signature Credit Corp. The following journal entries reflect this asset acquisition:

          Accrued Expenses                   7,178
          Unearned Revenue                  73,254
          Notes Payable - Related Party     38,916
          Common Stock - SCC                 2,000
          Goodwill                         115,193
               Cash                                  21,125
               Accumulated Deficit - SCC             88,416
               Common Stock - Trycera                   150
               Additional Paid-in-Capital            26,850
               Notes Payable                        100,000

Pursuant to the "Asset Purchase Agreement" filed by the Registrant on form 8K on November 8, 2004, the Company agreed to pay to Signature Credit Corporation cash of $90,000 with an additional $10,000 in cash due on the 61st day after executing the agreement. The Company also agreed to issue 150,000 shares of common stock valued at $27,000. The total consideration given for the asset purchase was $127,000. A reconciliation of the total consideration given and the assets received is as follows:

               Note Payable                                100,000
               Stock issued                                 27,000
               Assets received:
                  Inventory                                 (2,214)
                  Fixed assets, net                         (9,593)
                                                         ---------
     Total consideration over value of assets acquired  $  115,193
                                                         =========

     The entry that recorded the acquisition of the assets is as follows:

          Inventory                          2,214
          Fixed Assets, net                  9,593
          Goodwill                         115,193
               Common Stock - Trycera                   150
               Additional Paid-in-Capital            26,850
               Note Payable                         100,000

Also, as part of the agreement, the Company did not assume any liabilities of Signature Credit Corporation, nor did they acquire the outstanding shares of Signature. As reflected in the journal entry above, the liabilities, stock and accumulated deficit of SCC has been eliminated from the proforma financial statements.

                          Trycera Financial, Inc.
                 (Formerly Whitelight Technologies, Inc.)
                     Proforma Statement of Operations
              For January 1, 2004 through September 30, 2004

                                      Trycera                                                Proforma
                                   Financial, Inc.  Signature     Proforma Adjustments     September 30,
                                    (Registrant)   Credit Corp.     DR            CR           2004
                                   --------------  -----------  ----------    ----------   ------------
                                    (unaudited)    (unaudited)                             (unaudited)
Revenues                             $   15,114    $  438,122                               $   453,236

Cost of Sales                            37,998       266,576                                   304,574
                                      ---------     ---------                                ----------
Gross Profit (Loss)                     (22,884)      171,546                                   148,662
                                      ---------     ---------                                ----------
Operating Expenses
  Depreciation Expense                     -            3,587                                     3,587
  Salaries & Wages                      118,228        42,876                                   161,104
  Professional Fees                     133,111         4,369                                   137,480
  General & Administrative              111,528        28,544                                   140,072
                                      ---------     ---------                                ----------
Total Operating Expenses                362,867        79,376                                   442,243
                                      ---------     ---------                                ----------
  Income (Loss) from Operations        (385,751)       92,170                                  (293,581)

Other Income (Expense)
  Interest Income                         2,192          -                                        2,192
  Interest Expense                       (7,726)         -                                       (7,726)
                                      ---------     ---------                                ----------
Total Other Income (Expense)             (5,534)         -                                       (5,534)
                                      ---------     ---------                                ----------
Income (Loss) Before Income Taxes      (391,285)       92,170                                  (299,115)

Income Tax Expense                        2,446           800                                     3,246
                                      ---------     ---------                                ----------
Net Income (Loss)                    $ (393,731)   $   91,370                               $  (302,361)
                                      =========     =========                                ==========

                          Trycera Financial, Inc.
                 (Formerly Whitelight Technologies, Inc.)
           Notes to Pro Forma Consolidated Financial Statements
                            September 30, 2004


NOTE 1 - Summary of Transaction

     On November 2, 2004, the Company entered into an Asset Purchase Agreement with Signature Credit Corporation (Signature). Pursuant to the agreement, the Company paid cash of $90,000 with an additional $10,000 in cash due on the 61st day after executing the agreement and issued 150,000 shares of common stock valued at $27,000.

NOTE 2 - Management Assumptions

     The pro forma balance sheet and statements of operations assumes that the entities were together at the beginning of the period ended September 30, 2004.

     The pro forma balance sheet assumes the issuance of 150,000 shares of common stock, the cash payment of $90,000, a note payable of $10,000 due on the 61st day after executing the agreement and the acquisition of inventory and fixed assets.

     The proforma statement of operations assumes that the assets acquired generated the revenues and expenses of Signature; therefore, the Company's revenues and expenses have been combined with Signature's at the beginning of the period ended September 30, 2004.

NOTE 3 - Purchase Price Allocation

     The purchase price allocation assumes the 150,000 shares of stock valued at $0.75 per share, thus totaling $112,500 in stock. In addition to the stock in the transaction, Mr. Margolin was paid $85,000 in cash, while Mr. Lee was paid $5,000 in cash. A remaining $10,000 in cash was paid to an account for future disbursement 61 days after the agreement. The total purchase consideration amounted to $212,500. The assets of the purchase have been allocated accordingly: $24,775 in office equipment and supplies, $5,000 for the five domain names that Signature conducted business under, $75,000 for the acquisition of the Signet Software
System, $7,725 of accounts receivable, and $100,000 as goodwill.